UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
Form 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): September 30, 2022
Allegiance Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-37585	26-3564100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040
(Address of Principal Executive Offices) (Zip Code)
(281) 894-3200
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABTX	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Current Report on Form 8-K is being filed in connection with the consummation on September 30, 2022 (effective on October 1, 2022) of the transactions contemplated by the Agreement and Plan of Merger, dated as of November 5, 2021 (the “Merger Agreement”), by and between Allegiance Bancshares, Inc., a Texas corporation (“Allegiance”), and CBTX, Inc., a Texas corporation (“CBTX”), including the merger of Allegiance with and into CBTX (the “Merger”), with CBTX as the surviving corporation in the Merger and renamed Stellar Bancorp, Inc. (“Stellar Bancorp”). The Merger and the Merger Agreement were previously disclosed in the Current Report on Form 8-K filed by Allegiance with the Securities and Exchange Commission (the “SEC”) on November 12, 2021.
Item 1.02. Termination of a Material Definitive Agreement.
The information set forth in Item 2.01 is incorporated herein by reference.
On September 30, 2022, Allegiance terminated its Credit Agreement, dated as of December 22, 2014 (as amended, restated, supplemented, or otherwise modified prior to the Effective Time, the “Credit Agreement”), by and between Allegiance and Prosperity Bank, as lender. As of September 30, 2022, there were no borrowings outstanding under the revolving credit facility contemplated by the Credit Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The information set forth in the Introductory Note is incorporated herein by reference.
On October 1, 2022, pursuant to the terms of the Merger Agreement, Allegiance merged with and into CBTX, with CBTX continuing as the surviving entity in the Merger. Immediately after the Merger, CBTX’s wholly owned bank subsidiary, CommunityBank of Texas, N.A., a national banking association (“CommunityBank of Texas”), merged with and into Allegiance’s wholly owned bank subsidiary, Allegiance Bank, a Texas state banking association (“Allegiance Bank”), with Allegiance Bank as the surviving entity (the “Bank Merger”).
Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of Allegiance (“Allegiance common stock”) (except for shares of Allegiance common stock owned by Allegiance or CBTX, which were canceled in the Merger) was converted into the right to receive 1.4184 shares (the “Exchange Ratio” and such shares, the “Merger Consideration”) of common stock, par value $0.01 per share, of Stellar Bancorp (“Stellar common stock”).
At the Effective Time, each option to purchase shares of Allegiance common stock fully vested and was converted into an option to purchase a number of shares of Stellar common stock equal to the product of (1) the total number of shares of Allegiance common stock subject to such option immediately prior to the Effective Time multiplied by (2) the Exchange Ratio, with any fractional shares rounded down to the next lower whole number of shares. Each such converted option has an exercise price per share of Stellar common stock (rounded up to the nearest whole cent) equal to (a) the per share exercise price for the shares of Allegiance common stock subject to such option immediately prior to the Effective Time divided by (b) the Exchange Ratio.
At the Effective Time, generally (1) each unvested performance share unit award in respect of shares of Allegiance common stock fully vested to the extent applicable performance goals have been achieved on a pro rata basis as of the Effective Time and was converted into the right to receive the Merger Consideration in respect of the applicable number of shares of Allegiance common stock, except that each unvested performance unit award granted less than one year prior to the closing date of the Merger was forfeited, and (2) each outstanding Allegiance restricted stock award under Allegiance’s equity compensation plans vested and was converted into the right to receive the Merger Consideration.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was previously filed with the SEC and is incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 30, 2022, Allegiance notified The NASDAQ Stock Market LLC (“NASDAQ”) that the Merger had been completed and requested that trading in Allegiance common stock be halted prior to market open on October 3, 2022 and that the listing of the Allegiance common stock be withdrawn. Allegiance has also requested that NASDAQ file a notification on Form 25 with the SEC to report the delisting of its shares from NASDAQ and to deregister its shares under

Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stellar Bancorp, as successor by merger to Allegiance, intends to file with the SEC a Form 15 requesting the deregistration of the Allegiance common stock under Section 12 of the Exchange Act and the suspension of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth under the Introductory Note, Item 2.01 and Item 3.01 is incorporated into this Item 3.03 by reference.
Item 5.01. Changes in Control of Registrant.
The information set forth under the Introductory Note and Item 2.01 is incorporated into this Item 5.01 by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective upon the consummation of the Merger, Allegiance’s directors and executive officers ceased serving in such capacities.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth under the Introductory Note and Item 2.01 is incorporated into this Item 5.03 by reference.
At the Effective Time, the separate corporate existence of Allegiance ceased. As a result of the Merger, CBTX’s certificate of formation, as amended and restated in accordance with the Merger Agreement, and bylaws, as amended in accordance with the Merger Agreement, copies of which are included as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated by reference herein, continued in effect as the certificate of formation and bylaws of the combined company.
Item 8.01. Other Events.
On September 30, 2022, Allegiance and CBTX issued a joint press release announcing the completion of the Merger, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger, dated November 5, 2021, by and between Allegiance Bancshares, Inc. and CBTX, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company's Form 8-K filed on November 12, 2021).

2.2
First Amendment, dated as of August 25, 2022, to the Agreement and Plan of Merger, dated as of November 5, 2021, by and between CBTX, Inc. and Allegiance Bancshares, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Form 8-K filed on August 25, 2022).

3.1
Second Amended and Restated Certificate of Formation of CBTX, Inc. (incorporated herein by reference to Exhibit 3.1 to Stellar Bancorp, Inc.’s Form 8-K, filed with the SEC on October 3, 2022 (File No. 001-38280)).

3.2	Bylaws of Stellar Bancorp, Inc. (incorporated herein by reference to Exhibit 3.2 to Stellar Bancorp, Inc.’s Form 8-K filed with the SEC on October 3, 2022 (File No. 001-38280)).
99.1	Press Release announcing the completion of the merger of Allegiance Bancshares, Inc. with and into CBTX, Inc, dated September 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Schedules attached to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR BANCORP, INC. (as successor by merger to Allegiance Bancshares, Inc.)

Date: October 3, 2022	By:	/s/ Paul P. Egge
Paul P. Egge
Chief Financial Officer